Noncontrolling Interests	12 Months Ended
Dec. 31, 2011
Noncontrolling Interests [Abstract]
Noncontrolling Interests

Note 8 - Noncontrolling Interests

Noncontrolling interests are the portion of equity, or net assets, in a subsidiary not attributable, directly or indirectly, to a parent. Our noncontrolling interests primarily represent limited partnership interests in our operating partnership and equity interests held by third-party partners in our consolidated real estate joint ventures. Our noncontrolling interests held by third-party partners in our consolidated joint ventures totaled $11.7 million and $9.2 million as of December 31, 2011 and 2010, respectively.

Noncontrolling interests representing interests in our operating partnership include preferred shares in our Mexico REIT and Cabot REIT, OP Units and LTIP units which are classified as permanent equity in accordance with GAAP and are included in "Noncontrolling interests" in our Consolidated Balance Sheets.

OP Units

As of December 31, 2011 and 2010, we owned approximately 90% of the outstanding equity interests of our operating partnership. Upon redemption by the unitholder, we have the option of redeeming the OP Units with cash or with shares of our common stock on a one-for-one basis, subject to adjustment.

During November 2011, we issued approximately 1.0 million OP units, at a price of $5.20 per share, representing a portion of the purchase price in connection with a property acquisition in the Northern California market.

During the year ended December 31, 2011, 1.0 million OP Units were redeemed for approximately $0.3 million in cash and 0.9 million shares of common stock. As of December 31, 2011, there was a total of 25.1 million OP Units outstanding with a redemption value of approximately $128.5 million based on the closing price of our common stock on December 31, 2011, all of which were redeemable for cash or stock, at our election.

During the year ended December 31, 2010, 2.4 million OP Units were redeemed for approximately $1.0 million in cash and 2.2 million shares of common stock. As of December 31, 2010, there was a total of 25.0 million OP Units outstanding with a redemption value of approximately $132.9 million based on the closing price of our common stock on December 31, 2010.

LTIP Units

We may grant limited partnership interests in our operating partnership called LTIP Units. LTIP Units, which we grant either as free-standing awards or together with other awards under our Long-Term Incentive Plan, are valued by reference to the value of our common stock, and are subject to such conditions and restrictions as our compensation committee may determine, including continued employment or service, computation of financial metrics and/or achievement of pre-established performance goals and objectives. During the years ended December 31, 2011 and 2010, we granted 0.6 million and 0.6 million LTIP Units, respectively, to certain officers and senior executives. The total fair value of these LTIP Units on the date of grant was $3.0 million and $3.0 million, respectively.

During the years ended December 31, 2011 and 2010, 0.1 million and 0.3 million vested LTIP Units, were redeemed on a one-for-one basis into OP Units, respectively. As of December 31, 2011 and 2010, 1.9 million and 1.6 million LTIP Units were outstanding, respectively, of which 0.9 million and 0.3 million were vested, respectively. Our LTIP unit grants are further discussed in Note 11—Equity Based Compensation.

The following table illustrates the noncontrolling interests' share of our consolidated net income (loss) during the years ended December 31, 2011, 2010 and 2009 (in thousands).

	For the Years Ended December 31,
	2011	2010	2009
Noncontrolling interests' share of loss from continuing operations	$4,192	$4,665	$3,894
Noncontrolling interests' share of (income) loss from discontinued operations	(599)	558	(770)

Net loss attributable to noncontrolling interests	$3,593	$5,223	$3,124